Financial instruments at fair value	12 Months Ended
Mar. 31, 2015
Fair Value Disclosures [Abstract]
Financial instruments at fair value
9	Financial instruments at fair value

The Company complies with ASC 820, “Fair Value Measurements” (“ASC 820”). ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1-Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2-Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable and inputs derived from or corroborated by observable market data.

Level 3-Inputs are unobservable inputs which reflect the reporting entity's own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The Company entered into forward contracts with a bank, and the bank will pay the Company if the Chinese Yuan appreciates against USD. If the Chinese Yuan depreciates against USD, the Company will need to pay the bank, but will be able to buy more Chinese Yuan as a result.

During the fiscal year ended March 31, 2015, based on our valuation of the existing forward contracts, we recorded a gain of approximately $131,000 (2014: loss of $419,000) for the change in valuation, resulting in a liability of approximately $196,000 (2014: $327,000).

During the fiscal year ended March 31, 2015, the Company purchased an investment product for approximately $390,000 through Ping An Bank (2014: $nil), and the fair value at March 31, 2015 was valuated at approximately $391,000 (2014: $nil).

At the end of the accounting period, the fair value of the following assets / (liabilities) were as follows:

	March 31, 2014				March 31, 2015
$ in thousands
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

Forward contracts (1)	—	(327)	—	(327)	—	(196)	—	(196)
Investment product (2)	—	—	—	—	—	—	391	391

(1)	The fair value of forward contracts was determined based on the present value of expected future cash flows considering the risks involved, and using discount rates appropriate for the respective maturities. Observable level 2 inputs are used to determine the present value of expected future cash flows.

(2)	Observable inputs for the fair value of financial instruments were not assessable. The fair value is determined based on valuation and projection provided by Ping An Bank. On July 8, 2015, the investment product has been redeemed for approximately $397,000 for a net gain of approximately $6,000.